                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                               September 19, 2001

                                   ----------


                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)


                  1-11605                              95-4545390
          (COMMISSION FILE NUMBER)                   (IRS EMPLOYER
                                                   IDENTIFICATION NO.)


 500 South Buena Vista Street, Burbank, California       91521
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                                 (818) 560-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits

Exhibit No.   Description
25.1          Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, N.A. under the Senior
              Debt Securities Indenture.

25.2 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, N.A. under the Subordinated Debt Securities Indenture.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE WALT DISNEY COMPANY



                                              By: /s/ DAVID K. THOMPSON
                                                  ------------------------------
                                                  David K. Thompson
                                                  Senior Vice President
                                                  Assistant General Counsel


Dated: September 19, 2001

                                  EXHIBIT INDEX

Exhibit No.   Description
25.1          Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, N.A. under the Senior
              Debt Securities Indenture.

25.2 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, N.A. under the Subordinated Debt Securities Indenture.


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